Exhibit 1.1

SENIOR HOUSING PROPERTIES TRUST

4,200,000 Shares of Beneficial Interest

($0.01 par value per Share)

UNDERWRITING AGREEMENT

December 2, 2005

UNDERWRITING AGREEMENT

December 2, 2005

UBS Securities LLC

RBC Capital Markets Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Wachovia Capital Markets, LLC

Ferris, Baker Watts, Incorporated

Stifel, Nicolaus & Company, Incorporated
as Managing Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171-0026

c/o RBC Capital Markets Corporation

One Liberty Plaza, 6th Floor

New York, New York 10006

Ladies and Gentlemen:

Senior Housing Properties Trust, a real estate investment trust organized under the laws of the State of Maryland (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”) an aggregate of 3,250,000 common shares of beneficial interest, $0.01 par value (the “Common Shares”), of the Company, and HRPT Properties Trust, a Maryland real estate investment trust (the “Selling Stockholder”), proposes to sell to the Underwriters 950,000 Common Shares (said shares to be issued and sold by the Company and to be sold by the Selling Stockholder collectively, the “Firm Shares”).  In addition, solely for the purpose of covering over-allotments, the Selling Stockholder proposes to grant to the Underwriters the option to purchase from the Selling Stockholder up to an additional 630,000 Common Shares (the “Additional Shares”).  The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-76588) under the Act (the “universal shelf registration statement”), including a prospectus relating to, among other things, common shares of beneficial interest, preferred shares of beneficial interest, depository shares, guarantees, debt securities and warrants for such securities of the Company, and such amendments to such registration statement, as may have been required prior to the date hereof, have been similarly prepared and have been filed with the Commission.  Such universal shelf registration statement, as so amended, and any post-effective amendments thereto, have been declared by the Commission to be effective under the Act.  Such universal shelf registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule.  The Company has also prepared and filed with the Commission in accordance with the provisions of the Act a registration statement (File No. 333-109659) on Form S-3 under the Act (the “selling stockholder registration statement”), including a prospectus relating to the Common Shares owned by the Selling Stockholder, and such amendments to such registration statement, as may have been required prior to the date hereof, have been similarly prepared and have been filed with the Commission.  Such selling stockholder registration statement, as so amended, and any post-effective amendments thereto, have been declared by the Commission to be effective under the Act.  Such selling stockholder registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(i) under the Act and complies in all other material respects with said Rule.

The Company will next file with the Commission pursuant to Rule 424(b) under the Act a final prospectus supplement to the basic prospectuses included in the universal shelf registration statement and the selling stockholder registration statement, as so amended, describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved, by the Underwriters.

Except where the context otherwise requires, the term “Registration Statements” as used in this Agreement means the universal shelf registration statement and the selling stockholder registration statement, each as amended at the time it became effective for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as part thereof or incorporated by reference or deemed to be incorporated by reference therein and (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A, Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time.  If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an “Abbreviated Registration Statement”), the term “Registration Statements” includes the Abbreviated Registration Statement.  Any such Abbreviated Registration Statement shall be filed by the Company with the Commission and become effective no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares.

Except where the context otherwise requires, the term “Basic Prospectuses” as used in this Agreement means the prospectuses dated January 30, 2002 and October 24, 2003, as filed with the Commission pursuant to Rule 424(b) and included in the universal shelf registration statement and the selling stockholder registration statement, respectively.  Except where the context otherwise requires, the term “Prepricing Prospectus” as used in this Agreement means each preliminary form of the Prospectus (as defined herein) subject to completion, if any, used in connection with the offering of the Shares.  Except where the context otherwise requires, the term “Prospectus Supplement” as used in this Agreement means any final prospectus supplement specifically relating to the Shares, in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act.  Except where the context otherwise requires, the term “Prospectus” as used in this Agreement means the Basic Prospectuses together with the Prospectus Supplement, except that if such Basic Prospectuses are amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term “Prospectus” shall refer to the Basic Prospectuses as so amended or supplemented and as supplemented by the Prospectus Supplement.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act) (each such road show, a “Road Show”).

“Disclosure Package,” as used herein, means the Prepricing Prospectus dated December 1, 2005, together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

Any reference in this Agreement to the universal shelf registration statement, the selling stockholder registration statement, the Registration Statements, the Basic Prospectuses, any Prepricing Prospectus, any Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents.  Any reference in this Agreement to the term “amend,” “amendment” or “supplement” with respect to the universal shelf registration statement, the selling stockholder registration statement, the Registration Statements, the Basic Prospectuses, any Prepricing Prospectus, any Prospectus Supplement, any Prospectus  or any Permitted Free Writing Prospectus shall be deemed to refer to and include any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or after the initial effective date of the Registration Statements, or the date of such Basic Prospectus, such Prepricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

The Company, the Selling Stockholder and the Underwriters agree as follows:

1.    Sale and Purchase.  Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and the Selling Stockholder agrees to sell, to each Underwriter, and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholder herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder, the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the total number of Firm Shares to be sold by the Company or by the Selling Stockholder, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto (subject to adjustment in accordance with Section 9 hereof) bears to the total number of Firm Shares, in each case at a purchase price of $17.96 per share (the “Purchase Price Per Share”).

The Company and the Selling Stockholder are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the date hereof as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus.  You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, the Selling Stockholder hereby grants to the several Underwriters the option to purchase, and upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholder and subject to all the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholder, ratably in accordance with the number of Firm Shares to be purchased by each of them (subject to such adjustment as you shall determine to avoid fractional shares), all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the Purchase Price Per Share.  This option may be exercised by you on behalf of the several Underwriters at any time on or before the thirtieth day following the date hereof, by written notice to the Company and the Selling Stockholder.  Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “additional time of purchase”); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised.  The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

As used herein, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading.

2.      Payment and Delivery.  Payment of the purchase price for the Firm Shares shall be made to the Company and the Selling Stockholder by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company (“DTC”) for the respective accounts of the Underwriters.  Such payment and delivery shall be made at 10:00 A.M., New York City time, on December 7, 2005 (unless another time shall be agreed to by you or unless postponed in accordance with the provisions of Section 9 hereof).  The time at which such payment and delivery are actually made is hereinafter sometimes called the “time of purchase.”  Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the time of purchase.  For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares.  Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time of purchase.  For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Shares shall be made at 9:00 A.M. at such location(s) as shall be agreed upon by you and the Company and the Selling Stockholder on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

3.   Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each of the Underwriters that:

(a)                                  no order preventing or suspending the use of the Basic Prospectuses, any Prepricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus is in effect and no proceedings for such purpose are pending or, to the knowledge of the Company, threatened by the Commission or the securities authority of any state or other jurisdiction.  The Registration Statements have become effective under the Act; no stop order suspending the effectiveness of the Registration Statements is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission or the securities authority of any state or other jurisdiction;

(b)                                 (i) the Company is eligible to use Form S-3 and the offering of the Shares complies and will comply with the requirements of Rule 415 under the Act including, without limitation, Rule 415(a)(5); (ii) each part of the Registration Statements, and also any Abbreviated Registration Statement, when it became effective, complied, or with respect to any part of the Registration Statements or any Abbreviated Registration Statements that have not yet become effective, will comply at the time of effectiveness, and as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with applicable requirements of the Act and the Exchange Act; (iii) each part of the Registration Statements did not, as of the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) each Prepricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; (v) at no time during the period that began on the earlier of the date of such Prepricing Prospectus and the date such Prepricing Prospectus was filed with the Commission and continuing through the time of execution of this Agreement did any Prepricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) each Basic Prospectus complied or will comply, at the time it was or will be filed with the Commission, in all material respects with the requirements of the Act; (vii) each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); (viii) at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ix) at no time during the period that begins on the date of such Permitted Free Writing Prospectus and continues through the time of the filing of the Prospectus with the Commission did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statements, the Basic Prospectuses, any Prepricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus based upon information relating to any Underwriter furnished to the Company by such Underwriter through you expressly for use therein;

(c)                                 (i) the Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than any Prepricing Prospectus, the Permitted Free Writing Prospectuses, if any, and the Prospectus; (ii) the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; (iii) assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164), (iv) the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and each of the registration statements relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, (v) the Prepricing Prospectus dated December 1, 2005 is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, (vi) neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act, (vii) the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement, (viii) the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company;

(d)                                 the Incorporated Documents, when they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and none of such documents, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in (i) the Registration Statements, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and (ii) any Prepricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(e)                                  as of the date of this Agreement, the Company has, and as of the time of purchase and any additional time of purchase, as the case may be, the Company will have, an authorized capitalization as set forth in the sections of the Registration Statement, the Prepricing Prospectus and the Prospectus entitled “Capitalization” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus); as of the date of this Agreement the Company has an outstanding capitalization as set forth in the sections of the Registration Statement, the Prepricing Prospectus and the Prospectus entitled “Capitalization” and as of the time of purchase and the additional time of purchase, as the case may be, there shall not have been any changes since the date of this Agreement in the Company’s outstanding capitalization, except for differences which are not material; all of the issued and outstanding Common Shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive or similar right;

(f)                                    the Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power to own, lease and operate its properties and conduct its business as described in the Registration Statements, the Prepricing Prospectus, the Prospectus and the

Permitted Free Writing Prospectuses, if any, and to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

(g)                                 the Company is duly qualified and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify in any such jurisdiction would not individually or in the aggregate have a material adverse effect on the business, prospects, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries (as defined herein), taken as a whole (a “Material Adverse Effect”);

(h)                                 the Company has no subsidiaries (as defined in the Act) other than those identified in Schedule C hereto (collectively, the “Subsidiaries”).  Other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt of any other corporation or have any direct or indirect equity interest or ownership of long-term debt in any firm, partnership, joint venture, limited liability company, association or other entity except for the Company’s ownership of 1,000,000 common shares of HRPT Properties Trust, 35,000 common shares of Five Star Quality Care, Inc. and 100 common shares of Marriott International, Inc.  The Subsidiaries identified in Schedule D attached hereto (each, a “Material Subsidiary”) are the only Subsidiaries of the Company that are Significant Subsidiaries (as such term is defined by Rule 1-02(w) of Regulation S-X) of the Company.  Each Subsidiary has been duly incorporated or formed and is validly existing as a corporation or other entity, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate, trust, partnership or other power to acquire and own, lease and operate its properties and to conduct its business, as described in the Registration Statements, the Prepricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any; and each Subsidiary is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of the property requires such qualification, except where the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect.  Each of the Material Subsidiaries is duly qualified and in good standing to do business in the jurisdictions set forth below the name of such Material Subsidiary on Schedule E hereto, such jurisdictions being the only jurisdictions in which the nature of its business or the ownership or leasing of the property requires such qualification, except where the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect;

(i)                                     this Agreement has been duly authorized, executed and delivered by the Company;

(j)                                     the shares of beneficial interest of the Company, including the Shares, conform in all material respects to each description thereof, if any, included or incorporated by reference in the Registration Statements, any Prepricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.  The certificates evidencing the Shares are in due and proper form and conform in all material respects to the requirements of the Maryland REIT Law;

(k)                                  the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of any preemptive or similar rights;

(l)                                     neither the Company nor any of the Subsidiaries is in breach or violation of, or in default under (and no event has occurred which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under), (i) its Declaration of Trust, charter or by-laws or other organizational documents, (ii) any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is subject or by which any of them or any of their properties is bound or affected or (iii) any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its or its Subsidiaries’ properties, except, in the case of clauses (ii) and (iii), for those breaches, violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect;

(m)                               the issuance by the Company of the Shares, the compliance by the Company with all of the provisions of this Agreement, the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated herein (including, without limitation, the application of the net proceeds of the offering by the Company as described in the Prospectus) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Shares or any property or assets of the Company pursuant to (i) the provisions of the Declaration of Trust or the bylaws of the Company or any Subsidiary or any of the Company’s or any Subsidiary’s other organizational documents, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, or (iii) any applicable laws or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its or its Subsidiaries’ properties, other than, in the case of clause (ii), as would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of the Company and the Selling Stockholder to consummate the transactions contemplated hereby;

(n)                                 no approval, authorization, consent or order of or filing with any federal, state or local or foreign governmental or regulatory commission, board, body, authority or agency or with the New York Stock Exchange (“NYSE”), or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transaction as contemplated hereby (including, without limitation, the application of the net proceeds of the offering by the Company as described in the Prepricing Prospectus and the Prospectus) other than registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(o)                                 no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of beneficial interest or other equity interests (other than the registration rights of the Selling Stockholder in connection with the selling stockholder registration statement).  No person has preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any Common Shares.  No person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of beneficial interest or other equity interests as a result of the filing or effectiveness of the Registration Statements or the sale of Shares contemplated thereby, except for such rights as have been complied with or waived;

(p)                                 Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries was filed with the Commission as part of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and is incorporated by reference in the Registration Statements, the Prepricing Prospectus, the Prospectus and, if applicable, any Permitted Free Writing Prospectuses, are independent public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(q)                                 all legal or governmental proceedings, affiliate or other related party transactions, off-balance sheet transactions (including, without limitation, transactions related to, and the existence of, “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), contracts, leases or documents of a character required to be described in the Registration Statements, the Prepricing Prospectus, the Prospectus or any Incorporated Document, and all documents required to be filed as an exhibit to the Registration Statements, any Prepricing Prospectus, the Prospectus or any Incorporated Document, have been so described or filed or will be filed prior to the time of purchase as required;

(r)                                    except as otherwise described in the Registration Statements, each Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any of the Company’s or any of the Subsidiaries’ properties or assets is the subject, the result of which would, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of the Company and the Selling Stockholder to consummate the transactions contemplated hereby, and, to the Company’s knowledge, no such proceedings are threatened or contemplated, except as disclosed in the Registration Statements, each Disclosure Package and the Prospectus, the result of which would, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of the Company and the Selling Stockholder to consummate the transactions contemplated hereby.  To the Company’s knowledge, there are no legal or governmental proceedings pending or threatened to which any lessee, sublessee or operator of any property of the Company or any Subsidiary or portion thereof is a party, the result of which would, individually or in the aggregate, have a Material Adverse Effect, and no such proceedings are being threatened or contemplated, except as disclosed in the Registration Statements, each Disclosure Package and the Prospectus and the result of which would, individually or in the aggregate, have a Material Adverse Effect.  Neither the Company nor any of the Subsidiaries has received from any governmental authority notice of any violation of any local, state or federal law, rule or regulation (including without limitation any such law, rule or regulation applicable to the health care industry (“Health Care Laws”) or relating to human health or safety or the environment or any hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”)), except as disclosed in the Registration Statements, each Disclosure Package and the Prospectus, the result of which would, individually or in the aggregate, have a Material Adverse Effect, and to the Company’s knowledge, there is no such violation, or any occurrence or circumstance that would give rise to a claim under or pursuant to any local, state or federal law, rule or regulation (including without limitation any Health Care Laws or Environmental Laws), which would, individually or in the aggregate, have a Material Adverse Effect.  To the Company’s knowledge, there is no violation of any local, state or federal law, rule or regulation (including without limitation Health Care Laws and Environmental Laws) by any person from whom the Company or any of the Subsidiaries acquired any of its properties (a “seller”), or any lessee, sublessee or operator of any of their respective properties or any part thereof, the result of which would, individually or in the aggregate, have a Material Adverse Effect, and to the Company’s knowledge, there is no such violation, or any occurrence or circumstance that would give rise to a claim under or pursuant to any local, state or federal law, rule or regulation (including without limitation any Health Care Laws or Environmental Laws), which would, individually or in the aggregate, have a Material Adverse Effect, except as disclosed in the Registration Statements, each Disclosure Package and the Prospectus.  Neither the Company nor any of the Subsidiaries has received from any governmental authority any written notice of any condemnation of or zoning change affecting the properties or any part thereof of the Company or any of the Subsidiaries that individually or in the aggregate would have a Material Adverse Effect and the Company does not know of any such condemnation or zoning change which is threatened and which if consummated individually or in the aggregate would have a Material Adverse Effect.  Nothing has come to the Company’s attention that any seller, lessee, sublessee or operator of any property of the Company or any of the Subsidiaries, or portion thereof has, received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof of the Company or any of the Subsidiaries that individually or in the aggregate would have a Material Adverse Effect;

(s)                                  as of the respective dates at which such information is given, each of the Company and the Subsidiaries has good and marketable title in fee simple or ground leases to the properties disclosed in the Registration Statements, each Disclosure Package and the Prospectus as being owned by them (the “Properties”); and the Properties are free and clear of all liens, encumbrances, claims, mortgages, deeds of trust, restrictions, security interests and defects (“Property Encumbrances”), except for: (i) the leasehold interests of lessees in the Company’s and the Subsidiaries’ properties held under lease (the “Leases”), (ii) any other Property Encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect and (iii) those Property Encumbrances set forth in the Registration Statements, each Disclosure Package and the Prospectus.  All Property Encumbrances on or affecting the properties of the Company or any of the Subsidiaries which are required to be disclosed in the Registration Statements, each Disclosure Package and the Prospectus are disclosed therein.  Each of the Leases pertaining to the properties of the Company or any of the Subsidiaries has been duly authorized by the Company or one of the Subsidiaries, as applicable, and is a valid and binding agreement of the Company or one of the Subsidiaries, as applicable, and, to the

Company’s knowledge, each other party thereto, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.  To the Company’s knowledge, no lessee of any portion of any of the properties of the Company or any of the Subsidiaries is in default under its respective lease and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any such lease, except as disclosed in the Registration Statements, each Disclosure Package and the Prospectus and except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect;

(t)                                    the Company and each of the Subsidiaries and, to the Company’s knowledge, each of the operators, lessees or sublessees of any property or portion thereof of the Company or any of the Subsidiaries have such permits, licenses, approvals, certificates, franchises and authorizations of governmental or regulatory authorities (“permits”), including, without limitation, under any Health Care Laws or Environmental Laws, as are necessary in the case of each such party to acquire and own, lease or operate its properties and to conduct its business, except where the failure to obtain such permits would not individually or in the aggregate have a Material Adverse Effect; except as described in the Registration Statements, each Disclosure Package and the Prospectus, the Company and each of the Subsidiaries and, to the Company’s knowledge, each of the lessees, sublessees or operators of any property or portion thereof of the Company or any of the Subsidiaries have fulfilled and performed all of their obligations with respect to such permits and, except as disclosed in the Registration Statements, each Disclosure Package and the Prospectus, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other impairment of the rights of the holder of any such permit, except where the failure to fulfill or perform, or the resulting termination or impairment, would not, individually or in the aggregate, have a Material Adverse Effect; and, except as described in the Registration Statements, each Disclosure Package and the Prospectus, such permits contain no restrictions that are burdensome to the Company and the Subsidiaries, taken as a whole and that would, individually or in the aggregate, have a Material Adverse Effect;

(u)                                 the financial statements, together with the related schedules and notes, forming a part of the Registration Statements, any Prepricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified.  Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.  Any pro forma financial statements and other pro forma financial data included or incorporated by reference in the Registration Statements, any Prepricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Act, and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.  To the extent applicable, all disclosures contained in the Registration Statements, any Prepricing Prospectus, the Prospectus, any Permitted Free Writing Prospectus or any Incorporated Document regarding Non-GAAP Financial Measures (as such term is defined by the rules and regulations of the

Commission) comply, in all material respects, with Regulation G of the Exchange Act and, if applicable, Item 10 of Regulation S-K.  The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statements, each Prepricing Prospectus and the Prospectus.  The other financial and statistical data set forth in the Registration Statements, any Prepricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company.  There are no financial statements (historical or pro forma) that are required to be included in the Registration Statements, any Prepricing Prospectus or the Prospectus that are not included as required;

(v)                                 subsequent to the respective dates as of which information is given in the Registration Statements, the Prepricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any prospective material adverse change, in the business, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company or the Subsidiaries, (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or the Subsidiaries, (iv) any material change in the outstanding shares of beneficial interest or material increase in the outstanding indebtedness of the Company or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the shares of beneficial interest of the Company or a dividend distribution of any kind on any class of its shares of beneficial interest (other than dividends or distributions from wholly-owned subsidiaries of the Company) other than (A) regular quarterly dividends, declared, paid or made and (B) the issuance of common shares of beneficial interest to the trustees and officers of the Company and directors and officers of Reit Management & Research LLC, the Company’s investment manager (“RMR”), pursuant to the Company’s Incentive Share Award Plan and to RMR in payment of its incentive fee in accordance with the Company’s advisory agreement with RMR filed as an exhibit to the Registration Statements.  None of the Company nor the Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statements;

(w)                               each of the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amount as are customary in the business in which they are engaged, except as described in the Registration Statements, each Disclosure Package and the Prospectus.  Except as would not, individually or in the aggregate, have a Material Adverse Effect, all policies of insurance insuring the Company and the Subsidiaries or any of their businesses, assets, employees, officers, directors and trustees are in full force and effect, and the Company and the Subsidiaries are in compliance with the terms of such policies in all material respects.  Except as would not, individually or in the aggregate, have a Material Adverse Effect, there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause;

(x)                                   except as disclosed in the Registration Statements, each Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries has either sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statements, any Prepricing Prospectus, the Prospectus, any Permitted Free Writing Prospectus or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any of the Subsidiaries or any other party to any such contract or agreement;

(y)                                 the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of its managing trustees and executive officers;

(z)                                   neither the Company nor any of the Subsidiaries or any of their respective affiliates has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(aa)                            the Company and the Subsidiaries have not sustained since the date of the latest audited financial statements included in the Registration Statements, the Prepricing Prospectus and the Prospectus any loss or interference with their businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in the Prospectus or other than any loss or interference, which would not individually or in the aggregate have a Material Adverse Effect;

(bb)                          the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(cc)                            the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s chief executive officer and its chief financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Trustees of the Company have been advised of: (i) any significant deficiencies in the design or operation of the Company’s internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; any material weaknesses in the Company’s internal control over financial reporting have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there has been no significant change in the Company’s internal control over financial reporting or in other factors that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct as of the dates such statements were made; each of the Company and its trustees and officers is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder;

(dd)                          the Company and the Subsidiaries have filed all federal, state, local and foreign tax returns and tax forms required to be filed.  Such returns and forms are complete and correct in all material respects, and all taxes shown by such returns or otherwise assessed that are due or payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided.  All payroll withholdings required to be made by the Company and the Subsidiaries with respect to employees have been made except where the failure to fulfill or perform, would not, individually or in the aggregate, have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes.  There have been no tax deficiencies asserted and, to the Company’s knowledge, no tax deficiency might be reasonably asserted or threatened against the Company and/or the Subsidiaries that would individually or in the aggregate have a Material Adverse Effect.

(ee)                            the Company has provided you with true, correct and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any trustee or executive officer of the Company, or to any family member or affiliate of any trustee or executive officer of the Company; and since July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any trustee or executive officer of the Company, or to or for any family member or affiliate of any trustee or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any trustee or executive officer of the Company, or any family member or affiliate of any trustee or executive officer, which loan was outstanding on July 30, 2002;

(ff)                                neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statements, any Prepricing Prospectus, the Prospectus or any Incorporated Document;

(gg)                          the outstanding Common Shares are, and the Shares will be, subject to official notice of issuance and evidence of satisfactory distribution, listed on the NYSE; and the Company is in compliance with NYSE listing standards;

(hh)                          the Company meets the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”);

(ii)                         the Company is not, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will not be, and, after giving effect to the offering and sale of the Shares, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

(jj)                         in accordance with Rule 2710(b)(7)(C)(i) of the National Association of Securities Dealers, Inc. (the “NASD”), the Shares have been registered with the Commission on Form S-3 under the Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

4.   Representations and Warranties of the Selling Stockholder.  The Selling Stockholder represents and warrants to and agrees with each of the Underwriters that:

(a)                                  the Selling Stockholder has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and has all necessary power and authority to enter into and perform its obligation under this Agreement;

(b)                                 the Selling Stockholder now is and at the time of delivery of such Shares will be, the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title; and upon delivery of and payment for such Shares, the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

(c)                                  the Selling Stockholder has and, at the time of delivery of such Shares, will have full legal right, power and capacity, and any approval required by law, to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

(d)                                 this Agreement has been duly authorized, executed and delivered by such Selling Stockholder;

(e)                                  to such Selling Stockholder’s knowledge, (i) each part of the Registration Statements, did not, as of the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) at no time during the period that began on the earlier of the date of such Prepricing Prospectus and the date such Prepricing Prospectus was filed with the Commission and continuing through the time of execution of this Agreement did any Prepricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase and the latest additional time of purchase, if any, in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) at no time during the period that begins on the date of such Permitted Free Writing Prospectus and continues through the time of the filing of the Prospectus with the Commission did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such Selling Stockholder makes no warranty or representation with respect to any statements or omissions contained in the Registration Statements, any Prepricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus based upon information relating to any Underwriter furnished to the Company by such Underwriter through you expressly for use therein;

(f)                                    the information in the Registration Statements, each Prepricing Prospectus and Prospectus, and any supplements or amendments thereto, relating to such Selling Stockholder is true and accurate, does not omit any information with respect to the Selling Stockholder required to be contained therein or necessary to make the information therein not misleading, and complied, when the Registration Statements became effective, complies and will comply in all materials respects with the requirements of the Act;

(g)                                 the execution, delivery and performance of this Agreement by the Selling Stockholder, the sale of the Shares by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under), (i) the charter or by-laws or other organizational documents of the Selling

Stockholder or any of its subsidiaries, (ii) any agreement, indenture or other instrument to which the Selling Stockholder or any of its subsidiaries is a party or by which the Selling Stockholder or any of its subsidiaries or any of the Selling Stockholder’s or any of its subsidiaries’ properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder, other than, in the case of clause (ii), such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated hereby;

(h)                                 no approval, authorization, consent or order of or filing with any federal, state or local or foreign governmental or regulatory commission, board, body, authority or agency or with the NYSE, or approval of the shareholders of the Selling Stockholder, is required in connection with the sale of the Shares by the Selling Stockholder or the consummation by the Selling Stockholder of the transactions contemplated hereby other than registration of such Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(i)                                     the sale of the Selling Stockholder’s Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Registration Statement (excluding the exhibits thereto), any Disclosure Package and the Prospectus;

(j)                                     the Selling Stockholder has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the then most recent Prepricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus;

(k)                                  the Selling Stockholder has not taken any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

(l)                                     at the time of purchase, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by the Selling Stockholder to the Underwriters hereunder will have been fully paid or provided for by the Selling Stockholder and all laws imposing such taxes will have been fully complied with.

In addition, any certificate signed by such Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

5.   Certain Covenants.

(a)                                  The Company hereby agrees:

(i)                                     to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(ii)                                  to make available to the Underwriters in New York City as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto) as the Underwriters may reasonably request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus beyond the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at its expense, such amendment or amendments to the Registration Statements and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(iii)                               to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statements, any Prepricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of either of the Registration Statements and, if the Commission should enter a stop order suspending the effectiveness of either of the Registration Statements, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statements, any Prepricing Prospectus or the Prospectus, including by filing any documents that would be incorporated therein by reference and to file no such amendment or supplement to which you shall object in writing;

(iv)                              to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Shares, and to promptly notify you of such filing;

(v)                                 if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or any Abbreviated Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the registration statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the registration statement or such post-effective amendment has become effective;

(vi)                              to furnish to you and, upon request, to each of the other Underwriters for a period of three years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its shareholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) upon request, copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or the Subsidiaries, in each case as soon as such communications, documents or information becomes available; provided, however, that in no case shall the Company be required to furnish materials pursuant to this paragraph which are filed and publicly accessible via EDGAR;

(vii)                           to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required under the Act to be delivered (whether physically or through compliance with Rule 172 or any similar rule) in connection with any sale of the Shares, which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

(viii)                        to make generally available to its security holders, and to deliver to you, as soon as reasonably practicable, but not later than 16 months after the date of this Agreement, an earnings statement of the Company satisfying the provisions of the last paragraph of Section 11(a) of the Act and Rule 158(c) thereunder;

(ix)                                to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and of cash flow of the Company) for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants;

(x)                                   to furnish to you three conformed copies of each of the Registration Statements, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(xi)                                to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent certified public accountants, as stated in their letter to be furnished pursuant to Section 7(f) hereof;

(xii)                             to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of proceeds” in the Prospectus;

(xiii)                         to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statements and during the period referred to in paragraph (vii) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act;

(xiv)                         to comply with Rule 433(g) under the Act;

(xv)                         not to (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Common Shares or securities convertible into or exchangeable or exercisable for Common Shares or options, warrants or other rights to purchase Common Shares or any other shares of the Company that are substantially similar to Common Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii), or (iv) file a registration statement under the Act relating to the offer and sale of any Common Shares or securities convertible into or exchangeable or exercisable for Common Shares or options, warrants or other rights to purchase Common Shares or any other shares of the Company that are substantially similar to Common Shares for a period of sixty (60) days after the date hereof (the “Lock-up Period”) without the prior written consent of UBS Securities LLC, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Shares upon the exercise of outstanding options or warrants as disclosed in the Registration Statements, each Prepricing Prospectus and the Prospectus to persons who have entered into Lock-Up Agreements with the Underwriters, (iii) the issuance of employee stock options not exercisable during the Lock-up Period pursuant to stock option plans, if any, described in the Registration Statements, each Prepricing Prospectus and the Prospectus, (iv) issuances of Common Shares to the trustees and officers of the Company and directors and officers of RMR pursuant to the Company’s Incentive Share Award Plan described in the Registration Statements, each Prepricing Prospectus and the Prospectus and to RMR in payment of its incentive fee in accordance with the Company’s advisory agreement with RMR filed as an exhibit to the Registration Statements and (v) issuances of Common Shares as partial or full payment for properties directly or indirectly acquired or to be acquired by the Company or its subsidiaries; provided that, the Company shall have conditioned such issuances of Common Shares upon agreement of the recipients to the restrictions of this paragraph; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this 5(a)(xv) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

(xvi)                            to use its best efforts to cause the Shares to be listed on the NYSE;

(xvii)                         to use its best efforts to continue to qualify as a REIT under Sections 856 through 860 of the Code; and

(xviii)                      to maintain a transfer agent and, if necessary under the jurisdiction of formation of the Company, a registrar for the Common Shares.

(b)                                 The Selling Stockholder hereby agrees:

(i)                                     to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act that is known to the Selling Stockholder, which, to the knowledge of the Selling Stockholder after consultation with counsel, would require the making of any change in the Prospectus then being used, or in the information incorporated by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and

(ii)                                  not to (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Common Shares or securities convertible into or exchangeable or exercisable for Common Shares or options, warrants or other rights to purchase Common Shares or any other shares of the Company that are substantially similar to Common Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii), or (iv) or file a registration statement under the Act relating to the offer and sale of any Common Shares or securities convertible into or exchangeable or exercisable for Common Shares or options, warrants or other rights to purchase Common Shares or any other shares of the Company that are substantially similar to Common Shares during the Lock-up Period without the prior written consent of UBS Securities LLC, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this 5(b)(ii) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

(c)                                  The Company and the Selling Stockholder agree jointly and severally to pay all expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statements, the Basic Prospectuses, each Prepricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the word processing and/or printing of this Agreement, any Agreement Among Underwriters and any dealer agreements and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel to the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any filing for review of the public offering of the Shares by NASD Regulation, Inc. (including the legal fees and filing fees and other disbursements of counsel to the Underwriters with respect thereto), (vi) any listing of the Shares on any securities exchange and any registration thereof under the Exchange Act, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company and/or the Selling Stockholder relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and/or the Selling Stockholder and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company’s and/or the Selling Stockholder’s other obligations hereunder.  The provisions of this Section 5(c) shall not prohibit or supercede any agreement between the Company and Selling Stockholder regarding apportionment of the expenses, fees and taxes as between the Company and Selling Stockholder.

(d)                                 Each Underwriter represents, severally and not jointly, that it has not and will not use any “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission by the Company or any Underwriter pursuant to Rule 433 under the Act, other than any free writing prospectus listed on Schedule B hereto or otherwise consented to by the Company.

6.   Reimbursement of Underwriters’ Expenses.  If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to clause (ii)(A), (C), (D) or (E) of the second paragraph of Section 8 hereof or pursuant to the last paragraph of Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company and the Selling Stockholder each jointly and severally shall, in addition to paying the amounts described in Section 5(c) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

The foregoing paragraph shall not prohibit or supercede any agreement between the Company and Selling Stockholder regarding apportionment of the amounts as between the Company and Selling Stockholder.

7.     Conditions of Underwriters’ Obligations.  The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by each of the Company and the Selling Stockholder of its obligations hereunder and to the following additional conditions precedent:

(a)                                  The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Sullivan & Worcester LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

(i)            the Company is duly qualified to transact business and is in good standing in the applicable jurisdiction set forth on Schedule E hereto;

(ii)            each Material Subsidiary which is not organized under the laws of the state of Maryland, if any (each a “Non-Maryland Material Subsidiary”), is a corporation or other legal entity duly formed, existing and in good standing under the laws of its jurisdiction of organization.  Each Non-Maryland Material Subsidiary has the corporate, trust, partnership or other power to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.  All of the issued and outstanding shares of beneficial ownership of, or other ownership interests in, each Non-Maryland Material

Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable.   All of the issued and outstanding shares of beneficial ownership of, or other ownership interests in, all of the issued and outstanding shares of beneficial ownership of each Material Subsidiary are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien or encumbrance.  Each Material Subsidiary is duly qualified as a foreign corporation or other legal entity and is in good standing in each of the jurisdictions set forth on Schedule E attached hereto;

(iii)            this Agreement has been duly delivered by the Company;

(iv)            the Shares are not subject to preemptive or, to such counsel’s knowledge, similar rights;

(v)            the outstanding shares of beneficial interest of the Company are free of any preemptive rights, resale rights, rights of first refusal and similar rights under any contract, agreement or instrument to which the Company is a party or by which it is bound, described in or filed as an exhibit to the Registration Statements, the Prepricing Prospectus dated December 1, 2005 (the “December Prepricing Prospectus”) and any Permitted Free Writing Prospectus or otherwise known to such counsel;

(vi)            the Registration Statements, the December Prepricing Prospectus and the Prospectus (it being understood that such counsel need express no opinion in this paragraph with respect to the financial statements and schedules and other financial or accounting data contained or incorporated by reference therein, or statistical data derived therefrom,) comply as to form in all material respects with the requirements of the Act;

(vii)            the Registration Statements have become effective under the Act and, to such counsel’s knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus, and any supplement thereto pursuant to Rule 424 or Rule 430B under the Act, has been made in the manner and within the time period required by such Rule 424 and in compliance with Rule 430B under the Act;

(viii)            the execution, delivery and performance of this Agreement by the Company and the transactions contemplated hereby and the contemplated application of the net proceeds by the Company as described in the Prospectus do not and will not conflict with, or result in any breach of, or constitute a violation under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of, or constitute a default under) (A) any provisions of the charter, bylaws or other organizational documents of any of the Non-Maryland Material Subsidiaries, (B) any provision of any material agreement or other instrument to which the Company or any of the Material Subsidiaries is a party or by which their respective properties may be bound or affected, that is described in the Prospectus or filed as an exhibit to the Registration Statements or any Incorporated Document or is otherwise known to such counsel or (B) any federal, Massachusetts or New York law or regulation or rule known to us, or, to such counsel’s knowledge, any decree, to which the Company or the Material Subsidiaries may be subject;

(ix)            to such counsel’s knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statements or any Incorporated Document or to be described in the Registration Statement, the December Prepricing Prospectus or the Prospectus which have not been so filed or described;

(x)            no approval, authorization, consent or order of or filing with any federal, Massachusetts or New York governmental or regulatory commission, board, body, authority or agency or with the NYSE, or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and by the contemplated application of the net proceeds by the Company as described in the Prospectus, other than registration of the Shares under the Act, the listing thereof with NYSE and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(xi)            to such counsel’s knowledge, except as described in the Registration Statements, the December Prepricing Prospectus and the Prospectus or except as would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of the Company and the Selling Stockholder to consummate the transactions contemplated hereby, there are no private or governmental actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their officers is subject or of which any of their properties is subject, whether at law, in equity or before or by any federal or state governmental or regulatory commission, board, body, authority or agency;

(xii)            to such counsel’s knowledge, no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statements or any Incorporated Document, to cause the Company to register under the Act any shares of beneficial interest or other equity interests as a result of the filing or effectiveness of the Registration Statements or the sale of the Shares as contemplated by this Agreement, except for such rights as have been complied with or waived; and to such counsel’s knowledge, except as described in the Registration Statements, the December Prepricing Prospectus and the Prospectus, no person is entitled to registration rights with respect to shares of capital stock or other securities of the Company;

(xiii)            the Company is not, and after the offering and sale of the Shares, will not be, an “investment company,” or an entity controlled by an “investment company,” as such terms are defined in the Investment Company Act; and

(xiv)            to such counsel’s knowledge, the statements in (i) the Registration Statements, the December Prepricing Prospectus and the Prospectus under the captions “Prospectus Supplement Summary—Recent Developments” and “Federal income tax and ERISA considerations”; (ii) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 under the captions “Business—Lease Terms,” “Business—Financing Policies” (with respect to the first two sentences of the first paragraph only), “Business—

Government Regulation and Reimbursement,” “Business—Nursing Homes,” “Federal Income Tax Considerations,” “ERISA Plans, Keogh Plans and Individual Retirement Accounts,” “Legal Proceedings,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Our Investment and Financing Liquidity and Resources” (with respect to the first paragraph only), “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Debt Covenants” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” and (iii) in the Company’s Schedule 14A relating to its Annual Meeting of Shareholders held on May 10, 2005 under the caption “Certain Relationships and Related Transactions” and in each case insofar as such statements purport to summarize matters arising under Massachusetts or New York law or the federal law of the United States, or provisions of documents as to which the Company is a party specifically referred to therein, are accurate in all material respects.

In addition, such counsel shall state that, in the opinion of such counsel, and subject to the restrictions and limitations set forth in such counsel’s tax opinion filed as an exhibit to the Registration Statements and reasonably acceptable to you, (a) the Company has qualified to be taxed as a REIT under the Code for each of its fiscal years through December 31, 2004 and (b) the proposed method of operation described in the Registration Statements, the December Prepricing Prospectus and the Prospectus and as represented to us by the Company will enable the Company to continue to satisfy the requirements for such qualification for subsequent fiscal years under the Code.  Such counsel may state that actual qualification as a REIT, however, will depend upon the Company’s continued ability to meet, and its meeting, through actual annual operating results and distributions, the various qualifying tests under the Code.

Also, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statements, the December Prepricing Prospectus, the Prospectus and any Permitted Free Writing Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements, the December Prepricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus (except as and to the extent stated in subparagraphs (v) and (xiv) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that (i) the Registration Statements or any amendment thereto at the time such Registration Statements or amendment were declared effective by the Commission or at the Effective Time contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus or any supplement thereto at the date of the Prospectus Supplement or such other supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any Pre-Pricing Prospectus, as of its date, the date of the Underwriting Agreement or the date hereof, in each case together with the Permitted Free Writing Prospectuses attached to such counsel’s opinion as

Annex A thereto and with the information relating to the public offering price of the Shares as set forth on the cover page of the Prospectus, in each case assuming the conveyance of the information relating to the public offering price and number of the Shares as set forth on the cover page of the Prospectus, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion in this paragraph with respect to the financial statements and schedules and other financial or accounting data included or incorporated by reference in the Registration Statements, the Prepricing Prospectus(es), the Prospectus or any Permitted Free Writing Prospectus, or statistical data derived therefrom).

In rendering their opinion as aforesaid, Sullivan & Worcester LLP may limit such opinion to matters of federal, Massachusetts and New York law and, as to matters governed by Maryland law, may rely upon the opinion, dated as of the time of purchase or the additional time of purchase, as the case may be, of Venable LLP delivered pursuant to Section 7(b) of this Agreement, provided that such reliance is expressly authorized by such opinion and a copy of such opinion is delivered to the Underwriters and is, in form and substance, satisfactory to the Underwriters and counsel for the Underwriters.  In addition, in rendering such opinion, such counsel may state that their opinion as to laws of the State of Delaware is limited to the Delaware General Corporation Law and that their opinion with respect to the qualification of the Company and is Subsidiaries to do business in jurisdictions other than their respective jurisdiction of organization is based solely upon certificates to such effect issued by an appropriate official of the applicable jurisdictions.

(b)                                 The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Venable LLP, special Maryland counsel of the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

(i)            the Company is a real estate investment trust duly organized and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland (the “SDAT”), with trust power to own, lease and operate its properties and to conduct its business in all material respects as described in the Registration Statements, the December Prepricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, and to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated hereby;

(ii)           each Material Subsidiary identified in Schedule F attached hereto (each, a “Material Maryland Subsidiary”) is a real estate investment trust duly organized and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.  Each of the Material Maryland Subsidiaries has trust power to own or hold under lease the properties it purports to own or hold under lease and to conduct its business in all material respects as described in the Registration Statements, the December Prepricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any;

(iii)          the common shares of beneficial interest of the Material Maryland Subsidiaries issued and outstanding as of the date hereof have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries;

(iv)          the Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to the resolutions adopted by the Board of Trustees of the Company, or a duly authorized committee thereof (the “Company Resolutions”) and this Agreement against payment of the consideration set forth therein, the Shares will be validly issued, fully paid and nonassessable and will not be subject to preemptive or, so far as is known to such counsel, similar rights arising under the Maryland REIT Law.  The form of certificate evidencing the Common Shares is in due and proper form and conforms in all material respects to the requirements of the Maryland REIT law;

(v)           the execution and delivery of this Agreement have been duly and validly authorized by all necessary trust action on the part of the Company.  This Agreement has been duly and validly executed and, so far as is known to such counsel, delivered by the Company;

(vi)          the Company has an authorized capitalization as set forth under the caption “Description of common shares” in the Registration Statement, the December Prepricing Prospectus and the Prospectus, and all of the issued and outstanding shares of beneficial interest of the Company have been duly authorized by all necessary trust action and are validly issued, fully paid and nonassessable and are not subject to preemptive or, so far as is known to such counsel, similar rights arising under the Maryland REIT Law;

(vii)         to such counsel’s knowledge, the statements in the Registration Statements and the Prospectus under the captions “Description of common shares” and “Description of certain provisions of Maryland law and of our declaration of trust and bylaws,” in each case insofar as such statements purport to summarize matters arising under Maryland law, are accurate in all material respects;

(viii)        to such counsel’s knowledge, neither the Company nor any of the Material Maryland Subsidiaries is in violation of the its Declaration of Trust, charter or by-laws or other organizational documents, as applicable, except for any such violations which would not in the aggregate result in a material adverse effect on the business, operations, earnings, business prospects, properties or condition (financial or otherwise) of the Company and the Material Maryland Subsidiaries considered as a whole;

(vix)       the execution, delivery and performance of this Agreement  and the transactions contemplated hereby and by the Prospectus (including, without limitation, the application of the net proceeds by the Company as described in the Prospectus under the caption “Use of proceeds”), do not and will not conflict with, or result in any breach of, or constitute a violation under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of, or constitute a default under) (a) any provisions of the Declaration of Trust, charter or by-laws or other organizational documents of the Company or any of the Material Maryland Subsidiaries or (b) any Maryland law, regulation, rule or decree to which the Company or the Material Maryland Subsidiaries may be subject (except that no opinion is expressed herein with respect to the applicability or effect of the securities laws of the State of Maryland); and

(vx)       no approval, authorization, consent or order of, or filing with, any Maryland governmental or regulatory commission, board, body, authority or agency having jurisdiction over the Company is required in connection with the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby and by the Prospectus (including, without limitation, the application of the net proceeds by the Company as described in the Prospectus under the caption “Use of proceeds”) (except that no opinion is expressed herein with respect to the applicability or effect of the securities laws of the State of Maryland).

(c)                                  The Selling Stockholder shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Sullivan & Worcester LLP, counsel for the Selling Stockholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

(i)            this Agreement has been duly delivered by the Selling Stockholder;

(ii)           the execution, delivery and performance of this Agreement by the Selling Stockholder and the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a violation under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of, or constitute a default under) (A) any provision of any material agreement or other instrument known to such counsel to which the Selling Stockholder is a party or by which its properties may be bound or affected, or (B) any federal, Massachusetts or New York law or regulation or rule known to such counsel, or, to such counsel’s knowledge, any decree, to which the Selling Stockholder may be subject other than, in the case of clause (A), such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated hereby;

(iii)          no approval, authorization, consent or order of or filing with any federal, Massachusetts or New York governmental or regulatory commission, board, body, authority or agency or with the NYSE, or approval of the shareholders of the Selling Stockholder, is required in connection with the sale of the Shares or the consummation by  the Selling Stockholder of the transactions contemplated hereby, other than registration of the Shares under the Act and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters; and

(iv)          at the time of purchase or any additional time of purchase of the Shares to be sold by the Selling Stockholder, delivery of certificates representing such Shares, each such certificate indorsed by an effective endorsement to Cede & Co. (“Cede”), as nominee of the

Depository Trust Company (“DTC”), registration of such Shares in the name of Cede and crediting of such Shares by DTC by book-entry to the securities accounts of the respective Underwriters, and assuming that the Underwriters have no notice of any “adverse claim” (within the meaning of Sections 8-102 and 8-105 of the New York Uniform Commercial Code (the “NYUCC”)) to such Shares, under Section 8-501 of the NYUCC, each Underwriter will acquire securities entitlements to the shares credited to its account and, under Section 8-502 of the NYUCC, an action based on an “adverse claim” (as defined in Section 8-102 of the NYUCC) to such Shares may not be asserted against the Underwriters with respect to such security entitlements.

In rendering their opinion as aforesaid, Sullivan & Worcester LLP may limit such opinion to matters of federal, Massachusetts and New York law and, as to matters governed by Maryland law, may rely upon the opinion, dated as of the time of purchase or the additional time of purchase, as the case may be, of Venable LLP delivered pursuant to Section 7(b) of this Agreement, provided that such reliance is expressly authorized by such opinion and a copy of such opinion is delivered to the Underwriters and is, in form and substance, satisfactory to the Underwriters and counsel for the Underwriters.

(d)                                 The Selling Stockholder shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Venable LLP, special Maryland counsel for the Selling Stockholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

(i)            the Selling Stockholder is a real estate investment trust duly organized and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT, with trust power to execute and deliver this Agreement and to sell and deliver the Shares to be sold by the Selling Stockholder as herein contemplated;

(ii)           the execution and delivery of this Agreement have been duly and validly authorized by all necessary trust action on the part of the Selling Stockholder; this Agreement has been duly and validly executed and, so far as is known to such counsel, delivered by the Selling Stockholder;

(iii)          the execution, delivery and performance of this Agreement and the transactions contemplated hereby and by the Prospectus, do not and will not conflict with, or result in any breach of, or constitute a violation under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of, or constitute a default under) (a) any provisions of the Selling Stockholder’s declaration of trust, charter or by-laws or other organizational documents of the Selling Stockholder (b) any Maryland law, regulation, rule or decree to which the Selling Stockholder may be subject (except that no opinion is expressed herein with respect to the applicability or effect of the securities laws of the State of Maryland); and

(iv)          no approval, authorization, consent or order of, or filing with, any Maryland governmental or regulatory commission, board, body, authority or agency having jurisdiction over the Selling Stockholder is required in connection with the execution, delivery and performance of this Agreement, the sale of the Shares to be sold by the Selling Stockholder and the consummation of the transactions as contemplated hereby and by the Prospectus (except that no opinion is expressed herein with respect to the applicability or effect of the securities laws of the State of Maryland).

(e)           You shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase and the additional time of purchase, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statements, the Prospectus and such other related matters as the Underwriters may require.  In addition, Dewey Ballantine LLP may rely on the opinion of Venable LLP as to all matters of Maryland law.

(f)            You shall have received from Ernst & Young LLP letters addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms approved by UBS Securities LLC, and dated (i) the date of this Agreement, which letter shall cover, without limitation, the information in the Registration Statements, the Prepricing Prospectus and the various financial disclosures, if any, contained in the Permitted Free Writing Prospectuses, if any, and (ii) the time of purchase and the additional time of purchase, as the case may be, which letter shall cover, without limitation, the information in the Registration Statements and the Prospectus, and the various financial disclosures, if any, contained in the Permitted Free Writing Prospectuses, if any.

(g)           No amendment or supplement to the Registration Statements or Prospectus, including documents deemed to be incorporated by reference therein, shall have been made to which you have objected in writing.

(h)           The Registration Statements shall have become effective, and the Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, no later than the second full business day after the date of this Agreement or such earlier time as required by the Act, and any registration statement pursuant to Rule 462(b) under the Act required in connection with the offering and sale of the Shares shall have been filed and become effective no later than 10:00 P.M., New York City time, on the date of this Agreement.

(i)            Prior to the time of purchase and the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statements shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statements and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Prepricing Prospectuses or the Prospectus, and no amendment or supplements thereto, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated

therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(j)            Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

(k)            You shall have received signed Lock-Up Agreements referred to in Section 3(y) hereof.

(l)          The Company will, at the time of purchase and the additional time of purchase, as the case may be, deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of such date, that the Company has performed such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and the conditions set forth in paragraphs (i) and (k) of this Section 7 have been met.

(m)           The Company will, at the time of purchase and the additional time of purchase, as the case may be, deliver to you a certificate signed by the President of the Company substantially in such form approved by you and counsel to the Underwriters, respecting the Company’s compliance, both prior to and after giving effect to the transactions contemplated hereby (including, without limitation, the application of the net proceeds by the Company as described in the Prospectus), with the financial covenants set forth in the Company’s credit agreement, the Company’s indenture relating to the Company’s 8-5/8% Senior Notes due 2012 and the Company’s indenture relating to the Company’s 7-7/8% Senior Notes due 2015 and other agreements and instruments respecting outstanding material indebtedness of the Company and the Subsidiaries.

(n)           The Selling Stockholder will, at the time of purchase and the additional time of purchase, as the case may be, deliver to you a certificate of the Selling Stockholder to the effect that the representations and the warranties of the Selling Stockholder as set forth in this Agreement are true and correct as of each such date and that the Selling Stockholder has performed such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be.

(o)           The Shares shall have been approved for listing on the NYSE.

(p)           The Company and the Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statements, any Prepricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase or the additional time of purchase, as the case may be, as you may reasonably request.

8.             Effective Date of Agreement; Termination.  This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or an Abbreviated Registration Statement to be declared or become effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission or such Abbreviated Registration Statement has, pursuant to the provisions of Rule 462 under the Act, become effective.  Until such time as this Agreement shall have become effective, it may be terminated by the Company and the Selling Stockholder, by notifying you, or by you, as representatives of the Underwriters, by notifying the Company and the Selling Stockholder.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS Securities LLC or RBC Capital Markets Corporation, if (i) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Prepricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in the judgment of UBS Securities LLC or RBC Capital Markets Corporation, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, any Disclosure Package or the Prospectus, or (ii) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the Nasdaq Stock Market Inc.; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the judgment of UBS Securities LLC or RBC Capital Markets Corporation, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, any Disclosure Package or the Prospectus.

If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 8, the Company and the Selling Stockholder and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company and/or the Selling Stockholder shall be unable to comply with any of the terms of this Agreement, neither the Company nor the Selling Stockholder shall be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(c), 6 and 10 hereof), and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholder under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

9.             Increase in Underwriters’ Commitments.  Subject to Sections 7 and 8, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for reasons sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total aggregate number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided.  Such Firm Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Firm Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholder agree with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company and the Selling Stockholder or you shall have the right to postpone the time of purchase or the additional time of purchase, as the case may be, for a period not exceeding five business days in order that any necessary changes in the Prospectus and other documents may be effected.

The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A.

If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or the Selling Stockholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholder.  Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.           Indemnity and Contribution.

(a)           The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements (or in the Registration Statements as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statements or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statements in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statements or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)            The Selling Stockholder agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements (or in the Registration Statements as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make such information not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information concerning the Selling Stockholder contained in or omitted from the Registration Statements; or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information concerning the Selling Stockholder contained in or omitted from such Prospectus or Permitted Free Writing Prospectus, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; provided, however, that the Selling Stockholder shall not be responsible pursuant to this indemnity for losses, expenses, liability or claims for an amount in excess of the net proceeds to be received by the Selling Stockholder (before deducting expenses) from the sale of Shares hereunder.

(c)           Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its trustees, officers, employees and agents and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the Selling Stockholder, its trustees and officers, and any person who controls the Selling Stockholder within the meaning of Section 15 of the Act of Section 20 and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.  In addition, each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, its trustees, officers, employees and agents and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Company may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any breach by such Underwriter of its representation contained in Section 5(d) hereof.

(d)           If any action, suit or proceeding (each, a “Proceeding”) is brought against any person in respect of which indemnity may be sought pursuant to the foregoing paragraphs (a) , (b) and (c) of this Section 10, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party) and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which it may have to such indemnified party or otherwise.  Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by such indemnifying party in connection with the defense of such Proceeding or such indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such indemnifying party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnifying party), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  No indemnifying party shall be liable for any settlement of any such Proceeding effected without the written consent of such indemnifying party but if settled with the written consent of such indemnifying party, such indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, liability or failure to act, by or on behalf of such indemnified party.

(e)           If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) , (b) and (c) of this Section 10 in respect of any losses, damage, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares.  The relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Stockholder on the one hand or by the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any claim or Proceeding.

(f)            The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above.  Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

(g)           The indemnity and contribution agreements contained in this Section 10 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers, employees or agents or any person (including each partner, officer, director, employee or agent of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its trustees, officers, employees or agents or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Selling Stockholder, its respective trustees or officers or any person who controls any of the foregoing within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and shall survive any termination of this Agreement or the issuance and delivery of the Shares.  The Company, the Selling Stockholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Selling Stockholder, against any of the Company’s or the Selling Stockholder’s officers, trustees, employees or agents in connection with the issuance and sale of the Shares, or in connection with the Registration Statements, any Prepricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

11.           Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, New York 10171, Attention: Syndicate Department and to RBC Capital Markets Corporation, 1 Liberty Plaza, 6th Floor, New York, New York 10006-1404, Attention: Syndicate Director, with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, Attention: Glenn R. Pollner, Esq.; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 400 Centre Street, Newton, Massachusetts 02458, Attention: David J. Hegarty, President and Chief Operating Officer, with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention: Alexander A. Notopoulos, Jr., Esq.; and if to the Selling Stockholder, shall be sufficient in all respects if delivered or sent to the Selling Stockholder at the offices of the Selling Stockholder at 400 Centre Street, Newton, Massachusetts 02458, Attention: John C. Popeo, Treasurer and Chief Financial Officer, with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention: Alexander A. Notopoulos, Jr., Esq.

12.           Governing Law; Construction.  This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (a “Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.  The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13.           Submission to Jurisdiction.  Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company and the Selling Stockholder consents to the jurisdiction of such courts and personal service with respect thereto.  Each of the Company and the Selling Stockholder hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against an Underwriter or any indemnified party.  Each of the Underwriters, the Company and the Selling Stockholder (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company and the Selling Stockholder each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and/or the Selling Stockholder, as the case may be, and may be enforced in any other courts to the jurisdiction of which the Company and/or the Selling Stockholder, as the case may be, is or may be subject, by suit upon such judgment.

14.           Parties at Interest.  The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, and the Selling Stockholder and, to the extent provided in Section 10 hereof, the controlling persons, directors and officers and, if applicable, trustees referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.           Information Furnished by the Underwriters.  The statements set forth in the fourth, seventh and eighth paragraphs, and in the section entitled “Price stabilization, short positions,” under the caption “Underwriting” in the Prospectus Supplement, insofar as such statements relate to (a) electronic delivery of prospectuses, (b) the amount of selling concession and reallowance and (c) price stabilization and short positions, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3, 4 and 10 hereof.

16.           No Fiduciary Relationship.  The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities.  The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof.  The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

17.           Counterparts.  This Agreement may be signed by the parties in one or more counterparts that together shall constitute one and the same agreement among the parties.

18.           Successors and Assigns.  This Agreement shall be binding upon the Underwriters, the Company and the Selling Stockholder and their respective successors and assigns and any successor or assign of any substantial portion of the Company’s, the Selling Stockholder’s and any of the Underwriters’ respective businesses and/or assets.

19.           Miscellaneous.  UBS Securities LLC, an indirect, wholly-owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS Securities LLC is a separately organized entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities.  Securities sold, offered or recommended by UBS Securities LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

A lending affiliate of UBS Securities LLC may have lending relationships with issuers of securities underwritten or privately placed by UBS Securities LLC.  To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS Securities LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS Securities LLC.

THE ARTICLES OF AMENDMENT AND RESTATEMENT ESTABLISHING SENIOR HOUSING PROPERTIES TRUST, DATED SEPTEMBER 20, 1999, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME “SENIOR HOUSING PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SENIOR HOUSING PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SENIOR HOUSING PROPERTIES TRUST.  ALL PERSONS DEALING WITH SENIOR HOUSING PROPERTIES TRUST, SHALL LOOK ONLY TO THE ASSETS OF SENIOR HOUSING PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

THE THIRD AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING HRPT PROPERTIES TRUST, DATED JULY 1, 1994, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME “HRPT PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRPT PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRPT PROPERTIES TRUST.  ALL PERSONS DEALING WITH HRPT PROPERTIES TRUST, SHALL LOOK ONLY TO THE ASSETS OF HRPT PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company, the Selling Stockholder and the Underwriters severally.

Very truly yours,

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ John R. Hoadley
	Name:	John R. Hoadley
	Title:	Treasurer and Chief Financial Officer

HRPT PROPERTIES TRUST

By:	/s/ Adam Portnoy
	Name:	Adam Portnoy
	Title:	Executive Vice President

Accepted and agreed to as of the
date first above written, on
behalf of themselves
and the other several Underwriters
named in Schedule A

By:	UBS SECURITIES LLC

	By:	/s/ Sage Kelly
Name: Sage Kelly
Title: Managing Director

	By:	/s/ Kristin Kusmierz
Name: Kristin Kusmierz
Title: Associate Director

By:	RBC CAPITAL MARKETS CORPORATION

	By:	/s/ Michael D. Coster
Name: Michael D. Coster
Title: Managing Director

SCHEDULE A

Underwriter	Number of Firm Shares

UBS Securities LLC	850,000
RBC Capital Markets Corporation	850,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	850,000
Wachovia Capital Markets, LLC	600,000
Ferris, Baker Watts, Incorporated	400,000
Stifel, Nicolaus & Company, Incorporated	400,000
Janney Montgomery Scott LLC	125,000
Oppenheimer & Co. Inc.	125,000

Total	4,200,000

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SCHEDULE B

PERMITTED FREE WRITING PROSPECTUSES

None.

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SCHEDULE C

Subsidiary Name

CCC Alpha Investments Trust
CCC Delaware Trust
CCC Financing I Trust
CCC Financing Limited, L.P.
CCC Investments I, L.L.C.
CCC Leisure Park Corporation
CCC of Kentucky Trust
CCC Ohio Healthcare Trust
CCC Pueblo Norte Trust
CCC Retirement Communities II, L.P.
CCC Retirement Partners Trust
CCC Retirement Trust
CCC Senior Living Corporation
CCCP Senior Living LLC
CCDE Senior Living LLC
CCFL Senior Living LLC
CCOP Senior Living LLC
CCSL Senior Living LLC
Crestline Ventures LLC
CSL Group, Inc.
Ellicott City Land I LLC
Ellicott City Land II LLC
HRES1 Properties Trust
HRES2 Properties Trust
Leisure Park Venture Limited Partnership
LTJ Senior Communities LLC
MSD Pool 1 LLC
MSD Pool 2 LLC
MSD – Beaufort, LLC
MSD – Bowling Green, LLC
MSD – Camden, LLC
MSD – Cleveland, LLC
MSD – Conyers, LLC
MSD – Cookeville, LLC
MSD – Cullman, LLC
MSD – Franklin, LLC
MSD – Gainsville, LLC
MSD – Hartsville, LLC
MSD – Hopkinsville, LLC
MSD – Jackson, LLC

C-1

MSD – Knoxville, LLC
MSD – Lexington, LLC
MSD – Macon, LLC
MSD – Madison, LLC
MSD – Orangeburg, LLC
MSD – Paducah, LLC
MSD – Seneca, LLC
MSD – Sheffield, LLC
Panther GenPar Trust
Panther Holdings Level I, L.P.
SHOPCO-SD, LLC
SNH ALT Leased Properties Trust
SNH ALT Mortgaged Properties Trust
SNH Capital Trust Holdings
SNH Capital Trust I
SNH Capital Trust II
SNH Capital Trust III
SNH/CSL Properties Trust
SNH CHS Properties Trust
SNH/LTA Properties GA LLC
SNH/LTA Properties Trust
SNH NS Properties Trust
SNH Knight Properties Trust
SNH NS Mtg Properties 2 Trust
SNH NS Mtg Properties 3 Trust
SNH NS Mtg Properties 4 Trust
SNH TRS, Inc.
SNHST.JOE, LLC
SPTGEN Properties Trust
SPTIHS Properties Trust
SPT-Michigan Trust
SPTMISC Properties Trust
SPTMNR Properties Trust
SPTMRT Properties Trust
SPTSUN II Properties Trust
SPTSUN Properties Trust

C-2

SCHEDULE D

Material Subsidiaries

SPTMRT Properties Trust

SNH/CSL Properties Trust

D-1

SCHEDULE E

Foreign Qualifications of the Company

Massachusetts

Foreign Qualifications of SPTMRT Properties Trust

Arizona

California

Florida

Massachusetts

Virginia

Foreign Qualifications of SNH/CSL Properties Trust

Massachusetts

E-1

SCHEDULE F

Maryland Material Subsidiaries

SPTMRT Properties Trust

SNH/CSL Properties Trust

F-1

EXHIBIT A

Senior Housing Properties Trust
Common Shares of Beneficial Interest
($0.01 Par Value)

                                                  , 2005

UBS Securities LLC
RBC Capital Markets Corporation

Together with the other Underwriters named on

Schedule A to the Underwriting Agreement

referred to herein

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into among Senior Housing Properties Trust (the “Company”), HRPT Properties Trust (the “Selling Stockholder”) and you, as Underwriters, with respect to the public offering (the “Offering”) of up to 5,000,000 common shares of beneficial interest of the Company (the “Common Shares”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period from the date hereof until the end of 60 days after the date of the final prospectus supplement relating to the Offering the undersigned will not, without the prior written consent of UBS Securities LLC (“UBS”), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Shares of the Company or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).

A-1

Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

The foregoing restrictions shall not apply to (a) the registration of or sale to the Underwriters of any Common Shares pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient or recipients thereof agree in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement, or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Shares in connection with the filing of a registration statement relating to the Offering.  The undersigned further agrees that, for a period from the date hereof until the end of 60 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS, make any demand for, or exercise any right with respect to, the registration of Common Shares of the Company or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

A-2